                                                                    Exhibit 99.6

                                     SECOND
                                    AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                          BOYKIN HOTEL PROPERTIES, L.P.
                  ---------------------------------------------

                           Dated as of January 1, 2002

                  ---------------------------------------------

     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF BOYKIN HOTEL PROPERTIES, L.P. (this "AMENDMENT") is hereby adopted by Boykin Lodging Company, an Ohio corporation (the "GENERAL PARTNER" or the "COMPANY"), as the general partner of Boykin Hotel Properties, L.P., an Ohio limited partnership (the "PARTNERSHIP"). For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P., dated May 20, 1998, as amended by that certain Amendment to Second Amended and Restated Agreement of Limited Partnership, dated February 1, 1999 (the "AGREEMENT").

     WHEREAS, Article IV, Section 4.3(a) of the Agreement grants the General Partner authority to cause the Partnership to issue Partnership Interests in the Partnership to any Person in one or more classes or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties including rights, powers and duties senior to Limited Partnership Interests as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Ohio law.

     WHEREAS, the Partnership is a party to that certain Master Contribution Agreement, dated as of December 31, 2001, among the General Partner, the Partnership, Boykin Management Company Limited Liability Company, an Ohio limited liabilities, and JABO LLC, a Delaware limited liability company ("JABO") (as the same may be amended, supplemented or modified, the "MASTER CONTRIBUTION AGREEMENT"), pursuant to which the Partnership will issue additional Partnership Units.

     WHEREAS, Sections 2.3(a) and 11.1(b) of the Agreement grant the General Partner power and authority to amend the Agreement without the consent of any of the Partnership's Limited Partners if such amendment is for the purpose of adding or substituting Limited Partners.

     WHEREAS, the General Partner desires to amend the Agreement to, among other things, admit JABO as a Limited Partner.

     NOW, THEREFORE, the General Partner hereby amends the Agreement as follows:

          1. Article I of the Agreement is hereby amended by deleting the definition of "PARTNERSHIP UNITS" and replacing it in its entirety with the following:

               "PARTNERSHIP UNIT" shall mean a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. As of January 1, 2002, there shall be considered to be 18,108,946 Partnership Units outstanding, with each 1,000 Partnership Units representing a 0.00552 percent Percentage Interest in the Partnership. At all times there shall be maintained an equivalency of Partnership Units and REIT shares, except as otherwise provided herein, and except that the conversion of the Subordinated Convertible Debt shall be effected without the issuance of additional REIT Shares.

     2. Section 7.4(a) of the Agreement is hereby amended by adding the following to the end of such section:

               "Notwithstanding anything contained in this Section 7.4(a), unless the REIT receives an opinion from the REIT's counsel that the status of the REIT shall not be jeopardized, any Limited Partner that owns directly or indirectly, or is deemed to own, directly or indirectly any Person (other than an individual), that is serving as an eligible independent contractor (as defined in the Code) of the Partnership or of the general Partner, shall be entitled to exercise a Redemption Right only with respect to such number of Partnership Units that, if redeemed for only the REIT Shares Amount pursuant to
Section 7.4(b) hereof, such Limited Partner would Beneficially Own (as hereinafter defined) no more than 9.9% of the total number of issued and outstanding REIT shares;" provided, however, that in the event of one or more transfers that result in a sale of all or substantially all of the REIT's or the Partnership's assets, or a sale, merger, reorganization or restructuring as described in Sections 9.1(c) and 9.1(d) hereof, this provision shall not apply.

     3. Section 7.4(b) of the Agreement is hereby amended by adding the following to the end of such section:

               "Notwithstanding the foregoing in Section 7.1(a) or this Section 7.4(b), unless the REIT receives an opinion from the REIT's counsel that the status of the REIT shall not be jeopardized, should the General Partner elect to satisfy a Redemption Right by paying the Redeeming Partner the REIT Shares Amount, and it is necessary to obtain shareholder approval in order to issue sufficient REIT Shares to satisfy the such Redemption Right in full, then the General Partner shall have one hundred twenty (120) days beyond the Specified Redemption Date in which to obtain such shareholder approval and to pay the REIT Shares Amount and the Specified Redemption Date shall be deemed to occur: (i) ten days after a shareholder meeting will have been held; (ii) the date on which the General Partner elects to pay such Redeeming Partner the Cash Amount; or
(iii) one hundred and thirty (130) days after such Partnership Units are presented for redemption, whichever is earlier. Should such shareholder approval not be obtained, then the General Partner and/or the Partnership shall be obligated to pay to the Redeeming Partner the Cash Amount no later than the end of what would have been the Payout Period had the General Partner not elected to pay the Cash Amount upon the redemption, together with interest on such Cash Amount as specified in Section 7.4(a) hereof."

     4. EXHIBIT A of the Agreement is hereby deleted and is replaced in its entirety by new EXHIBIT A attached hereto as ATTACHMENT 1.

     On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement shall mean and refer to the Agreement as amended hereby. The terms of this Amendment shall modify and amend the terms of the Agreement to the extent expressed herein; but every other term, condition, covenant, representation and warranty contained in the Agreement is hereby ratified and affirmed and shall remain unchanged unless expressly modified or amended hereby.

     IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.



                                            Boykin Lodging Company




                                            By: /s/ Richard C. Conti
                                                --------------------
                                                Name: Richard C. Conti
                                                Title: President

                                  ATTACHMENT 1

                                    EXHIBIT A
                             (as of January 1, 2002)

                                LIST OF PARTNERS


                                                                                                       PERCENTAGE
PARTNERS                                                                               UNITS           INTEREST

GENERAL PARTNER

Boykin Lodging Company                                                                     15,390,690         84.990%
45 W. Prospect Street
Suite 1500
Cleveland, Ohio  44115

LIMITED PARTNERS

JABO, LLC                                                                                   1,427,142          7.881%
The Boykin Group, Inc.                                                                        779,941          4.307%

John E. Boykin, Original Independent Trustee of The John E. Boykin 1997 Amended and           124,438          0.687%
Restated Revocable Trust Indenture, dated November 19, 1997


Robert W. Boykin, Original Independent Trustee of The Robert W. Boykin Second 1997            157,114          0.868%
Amended and Restated Revocable Trust Indenture, dated July 23, 1997


William J. Boykin, John E. Boykin, Robert W. Boykin, Trustees under the William J.            150,000          0.828%
Boykin Trust Agreement originally dated March 9, 1988, as most recently modified by a Fourth Restatement Thereof dated May 23, 1993 and a Third Modification thereof dated September 17, 1997


R.F. Coffin, Trustee of the Robert F. Coffin Revocable Trust under Agreement dated             17,201          0.095%
as of October 31, 1995


Edward H. Crane, Trustee of the Edward H. Crane Revocable Living Trust under                   17,201          0.095%
Agreement dated as of September 11, 1992


Barbara L. Hall, Trustee of the                                                                10,650          0.059%
Barbara L. Hall Trust dated December 20, 1995


Raymond P. Heitland, Trustee of The Raymond P. Heitland Trust, dated November 1, 2000          10,650          0.059%



                                                                                                       PERCENTAGE

LIMITED PARTNERS

M & P Partners (Martin J. Cleary, Trustee of The Martin J. Cleary Revocable Trust               2,591          0.014%
dated March 4, 1993, Managing Partner)


Paul A. O'Neil                                                                                  1,400          0.008%

Albert E. Pawlisch, Trustee of the Albert E. Pawlisch Revocable Living Trust under              8,601          0.047%
Agreement dated March 4, 1992


Dominic A. Visconsi, Trustee of the DAV-JVJ Trust under Agreement dated                         2,726          0.015%
January 4, 1993

Anthony W. Weigand, Trustee of the Anthony W. Weigand Revocable Living Trust Under              8,601          0.047%
Agreement dated October 6, 1987


TOTAL                                                                                      18,108,946        100.000%
                                                                                           ==========        ========
